UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2023
Olaplex Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40860	87-1242679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Address Not Applicable1
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 691-0776
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OLPX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 Olaplex Holdings, Inc. is a fully remote company. Accordingly, it does not maintain a principal executive office.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 18, 2023, the Board of Directors of Olaplex Holdings, Inc. (the “Company”) approved an amendment and restatement of the Company’s bylaws (as amended and restated, the “Second Amended and Restated Bylaws”), effective as of such date.
The amendments set forth in the Second Amended and Restated Bylaws primarily revise procedures and disclosure requirements for the nomination of directors and the submission of proposals for consideration at annual meetings of the stockholders of the Company, including with respect to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”). Specifically, the amendments, among other things, (i) provide that a nominating stockholder must comply with Rule 14a-19, (ii) provide that a nominating stockholder may not submit additional or substitute nominees after the nomination deadline, (iii) require a nominating stockholder to make a representation as to whether the stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19, (iv) require, upon the Company’s request, a nominating stockholder to deliver to the Company reasonable evidence that it has met the requirements of Rule 14a-19, (v) require a nominating stockholder to use a proxy card color other than white, and (vi) make certain administrative and clarifying changes.
The foregoing description of the Second Amended and Restated Bylaws is a summary and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
3.1	Second Amended and Restated Bylaws of Olaplex Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: January 20, 2023	Olaplex Holdings, Inc.

	By:	/s/ JuE Wong
	Name:	JuE Wong
	Title:	President and Chief Executive Officer